Exhibit 99.1

The New Madrigal Pharmaceuticals NASDAQ: SNTA Corporate Presentation June 2016

Forward-Looking Statements Any statements made in this presentation relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, whether and when our recently announced merger with Madrigal will close; the ability of the combined company to raise needed capital; the success of our merger with Madrigal, if consummated; the estimated size of the market for product candidates, the timing and success of the combined company’s development and commercialization of its anticipated product candidates; and the availability of alternative therapies for the combined company’s target market, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Madrigal, Synta or the management of either company, before or after the aforementioned merger, may identify forward-looking statements. Madrigal and Synta caution that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the timing and completion of the merger, including the parties’ ability to satisfy the closing conditions of the Merger Agreement with Madrigal, including the closing condition that Synta have a minimum net cash amount of $28.5 million, Synta’s continued listing on NASDAQ, the failure by Madrigal or Synta to secure and maintain relationships with collaborators, risks relating to clinical trials; risks relating to the commercialization, if any, of Madrigal or Synta proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); dependence on the efforts of third parties; dependence on intellectual property; and risks that Madrigal or Synta may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect Synta’s business, financial conditions and results of operations are contained in Synta’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent the estimate of Madrigal and Synta as of the date hereof only, and Madrigal and Synta specifically disclaim any duty or obligation to update forward-looking statements.

Additional Information about the Merger and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card were filed with the SEC on June 8, 2016 and will be mailed to Synta’s stockholders on or about June 13, 2016 seeking the required stockholder approvals in connection with the proposed transactions. The proxy statement contains important information about Synta, Madrigal, the transaction and related matters. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT SYNTA MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Synta with the SEC in connection with the proposed transactions at the SEC's website (http://www.sec.gov), at Synta’s website under the heading “Investors / SEC Filings”, or by directing a written request to: Synta Pharmaceuticals Corp., 125 Hartwell Avenue, Lexington, MA 02421, Attention: Wendy Rieder, Esq. Synta and its directors and executive officers and Madrigal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Synta in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger will be included in the proxy statement referred to above. This document is available free of charge at the SEC web site (www.sec.gov), at Synta’s website under the heading “Investors / SEC Filings”, or by directing a written request to Synta as described above.

Transaction Terms Highlights ** All stock Expected ownership split: Synta Shareholders – 36% Madrigal Shareholders – 64% Combined company to be known as Madrigal Pharmaceuticals Private placement of $9M into Madrigal prior to closing adds to anticipated Synta cash at closing Merger approved by boards of both companies and by Madrigal shareholders Closing expected no later than Q3 2016, subject to approval of Synta shareholders and other customary closing conditions ** Detailed description available in merger proxy filed with SEC and on websites of both Synta and Madrigal.

The New Combined Company: Investment Highlights Seasoned Management Team Multiple Possible Value-Creating Catalysts over Next 18 Months MGL-3196: First-in-Class THR-ß Agonist Phase 2-ready, once-daily oral, liver-directed thyroid hormone receptor-ß agonist (THR-ß); efficacy and safety profile validated by preclinical and clinical data Large & Underserved Markets in NASH & Genetic Lipid Disorders Expected Funding to Key Inflection Points Experienced management team with proven track record in drug discovery, development and commercialization; expertise in liver diseases Combined cash resources sufficient to reach key clinical inflection points in NASH, HeFH & HoFH Multiple potential clinical trial initiations in 2016 and data readouts throughout 2017 for NASH, HeFH & HoFH Initial indications are NASH and familial hypercholesterolemia; possibility to expand indications with either MGL-3196 or pre-clinical backup MGL-3745

Synta-Madrigal Leadership Combined company will be led by an experienced management team with multiple successful NDA/EMAs and marketed products Paul Friedman, M.D. - Chairman and CEO Former CEO of Incyte Pharmaceuticals; former President of DuPont Pharmaceuticals Research R & D Rebecca Taub, M.D. - Chief Medical Officer, Executive Vice President, R&D Founder of Madrigal Led teams that discovered Eliquis and MGL-3196, Madrigal’s lead compound Recognized expert in liver regeneration and diseases of the liver Marc Schneebaum - Chief Financial Officer SVP, CFO of Synta since 2014 Over 20 years of executive operational experience in the biotechnology and health care sector

MGL-3196, a First-in-Class Liver-Directed THR-   Agonist We believe MGL-3196 is the first bona fide THR-  selective molecule Discovery of MGL-3196 and backups at Roche utilized a novel functional assay that went beyond what previous companies had done (simple receptor binding assay) Earlier compounds from other companies, purported to be THR-  selective, show no functional selectivity in this assay and, like thyroid hormone, activate the THR-  receptor equally well as the   receptor  -selectivity and liver targeting are key to beneficial metabolic actions and avoiding safety issues MGL-3196: excellent safety; unlike another company’s earlier thyroid receptor agonist, no cartilage findings in chronic toxicology or ALT increases in human studies J Med Chem. 2014;57(10):3912-3923 Thyroid Gland Liver T4è T3 T4 T3 Nuc Thyroid Hormone Receptor   or   TSH Thyroid Hormone Pathway T4 T4, prohormone T3, active hormone TSH, thyroid stimulating hormone less   potent more ß selective  -potency (nM)  /  relative to T3 KB GC-1 -5 0 5 10 15 20 25 30 35 -500 500 1500 2500 3500 4500 Thyroid Hormone (T3) MB07811 (GC1) MGL-3196 Eprotirome

Why MGL-3196 for NASH? MGL-3196 has pleiotropic effects characteristic of an “ideal” NASH drug Potentially improves components of the metabolic syndrome, including insulin resistance & dyslipidemia Potentially improves components of fatty liver disease (lipotoxicity/inflammation) Hypothyroidism at the level of the thyroid gland is about twice as common in individuals with NASH as in the general population (Clinical Gastroenterology,2003;37(4):340-343) Liver-specific hypothyroidism is present in human NASH (Endocrinology. 2014;155(11):4591-4601) Liver specific hypothyroidism is caused by degradation of thyroid hormone (increased deiodinase (DIO) 3 produced by stellate cells) in the NASH liver NASH patients with advanced fibrosis have increased CV risk and primarily die of CV (not liver) disease (Hepatology. 2015;61:1547-54, Gastroenterology, 2015;149:389-97 ) MGL-3196 lowers LDL-cholesterol and may provide CV benefit to NASH patients Treating NASH, rather than fibrosis, is key to addressing the disease Recent FDA guidance indicates resolution of NASH, without reducing fibrosis, is an approvable endpoint Recognition that liver fibrosis will decrease with time after NASH resolves (similar to reduction of fibrosis as the liver regenerates after cure of HCV) We believe that MGL-3196 will treat the underlying disease in NASH patients

MGL-3196: Improved Safety Profile Relative to T3 *** *** *** *** Significantly reduced bone mineral density with T3 p<.05* p<.01** P<.001*** *** *** *** *** *** ** T3 MGL-3196 Thyroid hormone (T3, thyroxine) treatment may cause osteoporosis 24d study in 40 week old diet-induced obese (DIO) mice on High Fat Diet (HFD) for 38 weeks BMJ 2011;342:d2238

MGL-3196: Data Supports Improvement in Liver Health Upper panels: 24d study in 17 wk old DIO mice (po, qd) on high fat diet (HFD) 13 wks; lower panels: 24d study in 40 wk old DIO mice on HFD 35 wks Liver Size ** ** * MGL-3196 * ** ** Liver Triglycerides *** p<0.001 ** p<0.01* p<0.05 Liver Fat (Histology) Insulin Tolerance Test (0.5 U/kg insulin) * * * * * p<0.05 * ALT *** *** *** *** MGL-3196 Reduced hepatic triglycerides (>50%), normalized liver size Insulin sensitivity improved at all doses Reduced liver enzymes (ALT, AST) Improved liver histology, reduced NASH score Control 0 20 40 60 80 100 120 0 60 120 % T i m e 0 G l u c o s e T i m e , (m i n ) C o n tr o l MG L -3 1 9 6 . 3 m g / k g MG L -3 1 9 6 1 m g / k g MG L -3 1 9 6 3 m g / k g R o s i g l i ta zo n e : 1 0 m g / k g 0 20 40 60 80 100 120 0 60 120 % T i m e 0 G l u c o s e T i m e , (m i n ) C o n tr o l MG L -3 1 9 6 . 3 m g / k g MG L -3 1 9 6 1 m g / k g MG L -3 1 9 6 3 m g / k g R o s i g l i ta zo n e : 1 0 m g / k g 0 1 2 3 4 5 L i v e r % B o d y W e i g h t 0 10 20 30 40 50 60 70 T r i g l y c e r i d e s m g / g 0 50 100 150 200 250 300 I U / L C o n tr o l MG L -3 1 9 6 . 3 m g / k g MG L -3 1 9 6 1 m g / k g MG L -3 1 9 6 3 m g / k g MG L -3 1 9 6 1 0 m g / k g

MGL-3196: Reduction of Key NASH, Fibrosis Pathway Genes at Human Comparable Drug Levels TIMP1 tissue inhibitor metalloproteinase CTGF connective tissue growth factor SMA smooth muscle actin SAA serum amyloid A CRP C-reactive protein “HFD”, lane 1 mean HFD gene expression normalized to mean Lean; Lanes (2-7) mean gene expression normalized to mean of DIO; “Rosi” (rosiglitazone, 3 mg/kg, 24 wks) Red, higher expression; blue decreased expression Inflammation HFD Lean 0.1 0.3 1 3 Rosi MCP-1/CCL2 MIP-2 /CXCL2 MIP-2ß/CXLCL3 A20/TNFaip3 CRP Annexin 2 SAA1 Fibrosis Collagen 1 Galectin-3 TIMP1 Collagen 4a2 SMA Collagen 4a1 CTGF Keratin 18 Collagen 3 Galectin-1 25 week study in DIO, lean control mice and HFD mice treated with 0.1 to 3 mg/kg MGL-3196 or Rosiglitazone (3mg/kg) Bad Good 1 2 3 4 5 6 7 MGL-3196 (mg/kg)

MGL-3196: Long-term Dosing in Humans is Enabled Single Ascending Dose (SAD) study Multiple Ascending Dose (MAD) study Six dose cohorts, 36 total HV dosed daily with MGL-3196 (5, 20, 50, 80, 100, or 200 mg) and 12 with placebo for 14 days Healthy volunteers with slightly elevated LDL cholesterol (> 110 mg/dL) Well-tolerated, appeared safe at all doses tested No effect on vital signs, heart rate, central thyroid axis, or liver enzymes Phase 1 study dosing MGL-3196 with statins Series of GLP toxicology and CMC studies support all indications Manufacturing and product formulation Chronic toxicology package Phase 2-enabling Atherosclerosis 230 (2013) 373-380 Completed:

MGL-3196: Robust LDL and Triglyceride Lowering in 14 Day Multiple Dose Phase 1 Study



Change in Lipids After 14 Days
%Change From Baseline MGL-3196, Placebo Subtracted
20
10
0
-10
-20
-30
-40
-50
-60
Chol
LDL-C
ApoB
Non-HDL-C
TG
*** p<0.001 ** p<0.01 * p≤0.05 " p≤0.1
5mg
20mg
50mg
80mg
100mg
200mg

Change from Baseline (CFB) by mean % CFB calculated for each individual subject 24h after 14th dose; baseline value obtained just prior to first dose; ApoB, apolipoprotein B; Chol, total cholesterol; LDL-C, LDL cholesterol directly measured; Non-HDL-C, non-HDL cholesterol; TG, triglycerides (median %CFB)

Once daily oral treatment led to highly significant and dose-dependent up to ~30% reduction of apolipoprotein B (ApoB), total, LDL, non-HDL cholesterol; Strong trends in triglyceride reduction up to 60%; Near maximal effect at 80mg dose

Atherosclerosis 230 (2013) 373-380

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MGL-3196, a First-in-Class Liver-Directed THR-   Agonist MGL-3196’s demonstrated and potential properties: Once daily oral dosing* High liver uptake; low tissue penetration outside liver** Demonstrated and potential THR-  actions and benefits in the liver  Insulin resistance**   LDL-C,   TGs,  ApoB*  Lp(a) ***, *  NASH: Reduction of fatty liver, inflammation and fibrosis** Favorable safety profile in human, preclinical and animal toxicology studies No suppression of the central thyroid axis* No THR-  effects (heart rate, bone, CNS effects) *, ** No bone or cartilage findings in long-term animal toxicology studies** Not mutagenic** No clinical liver enzyme elevations* *Atherosclerosis 230 (2013) 373-380 **MGL-3196- preclinical studies ***MGL-3196-Phase 1

Strong Positioning in NASH Landscape Compound Phase NAS Score Fibrosis Score Liver Lipids NASH Prevention Insulin Sensitivity LDL TGs CV Risk Side Effects MGL-3196 1     CV Benefit Well-tolerated  Benefit  Small benefit Green = Good  Decrease Pleiotropic and cardio-beneficial actions position MGL-3196 as potential best-in-class NASH therapeutic Metabolic regulator, reduces lipotoxicity, the driver of NASH and fibrosis Cardiovascular disease is the number one killer of NASH patients MGL-3196 potently reduces LDL-C and TGs Opportunities for differentiation from other NASH agents Intercept’s OCA elevates LDL-C*, potentially raising the regulatory bar for approval and limiting the market opportunity Elafibrinor demonstrates modest reduction in LDL-C** Anti-fibrotics do not address underlying cause of NASH Efficacy on NASH and cardiovascular endpoints position MGL-3196 as an ideal NASH drug to be used in combination with anti-fibrotic and/or anti-inflammatory agents *Lancet 385:956-65; 2015 **Gastroenterology Feb 11 2016; pii:S0016-5085(10)00140-2

Proposed Phase 2 Proof-of-Concept NASH Protocol *under discussion Study Study Details Drug MGL-3196 80, 120 mg qd Inclusion/Exclusion NASH on liver biopsy Include diabetics, statin therapy Comparator/Arms Placebo vs. MGL-3196 (2 doses) Primary Endpoint Reduction of liver fat (MRI-PDFF) at 3 mo Secondary Endpoints Biomarkers at 12, 24 weeks Liver biopsy at 6 – 9 months - reduction/resolution of NASH in patients on drug Design Blinded 1:1:1 Stage Ph2 # Patients 105 Centers TBD Treatment duration 6 – 9 mos.

Unmet Needs in FH, a Severe Genetic Dyslipidemia

Severe Debilitating Dyslipidemia	• HeFH and HoFH caused primarily by inactivating mutations in LDL receptor • Early onset cardiovascular disease, HoFH < age 20
Prevalence	• 1/200-1/500 HeFH; 1/250,000-1/1,000,000 HoFH • Higher frequency in certain genetically homogeneous populations
Novel Therapeutic Approaches Needed	• Despite current and newer therapies (i.e. PCSK9 ab), HoFH and many HeFH (severe HeFH) not achieving treatment goals • Significant commercial opportunity for MGL-3196 in HoFH, refractory HeFH

European Heart Journal
doi:10.1093/eurheartj/ehu274; 2014

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Current Challenges in Treatment of FH HoFH Most patients still not reaching LDL-C goal Newer agents, Lomitapide (Juxtapid, MTPi) and Mipomersen (Kynamro, anti-ApoB) may have safety issues Both carry FDA label warning*, hepatotoxicity Increased ALT and hepatic fat Elevated Lp(a) remains an issue HoFH Lipid Lowering Therapy LDL decrease Conventional Statins Up to 28% Ezetimibe <10% LDL apheresis 20-40% New Treatment Options Lomitapide Up to 50% Mipomersen 25% PCSK9 inh 23% In FH, we believe MGL-3196 will deliver additional LDL-C and Lp(a) lowering on top of conventional treatment HeFH In HeFH, PCSK9 inhibitors plus standard care (statins, ezetimibe) some HeFH still not achieving goal Further treatment opportunities include relative statin intolerance in some and elevated Lp(a) Drugs. 2015; 75(15): 1715–1724 *Kynamro, Juxtapid FDA label, prescribing information

MGL-3196: Unique and Complementary Lipid Lowering Profile Thyroid pathway clinically validated and differentiated in FH Both LDL-dependent and –independent cholesterol lowering: Stimulates cholesterol breakdown and elimination Lowers ApoB and Lp(a) Decreases levels of PCSK9 (human data) and angiopoietin-like protein 3 (gene expression) MGL-3196 lowers LDL in concert with statins in clinical & preclinical studies Thyroid agonists lower cholesterol in LDL receptor knockout mice In Phase 3 trials in HeFH, an earlier THR agonist lowered LDL cholesterol and Lp(a)* MGL-3196 acts through a mechanism that potentially lowers Lp(a), a severely atherogenic particle that is elevated in FH *Lancet Diabetes Endocrinol2014; 2: 455–63 Endocrinology 2012 Nov;153(11):5143-9

Proposed Phase 2 HeFH Clinical Trial Protocol Study Study Details Drug MGL-3196 80,120 mg qd Inclusion/Exclusion FH on low, high dose statins, ezetimibe Subgroup may be on PCSK9ab (allowable “n” under discussion Comparator/Arms Placebo controlled, blinded Primary Endpoint LDL cholesterol lowering Secondary Endpoints TGs, Lp(a), ApoB lowering Safety Design 1:1:1 Stage Ph2 # Patients 100 Centers 24 Treatment duration 12 weeks

Proposed Phase 2a HoFH Clinical Trial Protocol Study Study Details Drug MGL-3196 80,120 mg qd Inclusion/Exclusion HoFH on standard care, may include PCSK9ab, statins, ezetimibe Comparator/Arms Patients is his own control MGL-3196 may be titrated Primary Endpoint LDL cholesterol lowering Secondary Endpoint TGs, Lp(a), ApoB lowering Safety Design Open label Stage Ph2 # Patients 6-8 Centers 6 Treatment duration 12 weeks

Potential Near and Long-term Value Drivers

2015

- Completed MGL-3196 long-term toxicology studies
- MGL-3196 dosed with statins in Ph1 studies (2015-2Q2016)

2016

Clinical trial initiations:

- Ph2 in NASH: liver biopsy extension study
- Ph2 in HeFH: 12-week clinical trial
- Ph2a in HoFH: 12-week clinical trial

2017

Potential Data Readouts:

- Ph2 interim safety & efficacy data for HeFH trial (late 16/early 17)
- Ph2 topline results in HeFH
- Ph2a topline results in HoFH
- Ph 2 topline results in NASH (3-months)
- Ph2 topline results in NASH (liver biopsy)

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Thank you NASDAQ: SNTA June 2016